UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2010

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 East Randolph Street, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 24, 2010, Aon Corporation (“Aon”) and Hewitt Associates, Inc. (“Hewitt”) issued a joint press release (the “Press Release”) announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to Aon’s previously announced proposed merger with Hewitt has expired, thereby satisfying a condition to the closing of the transaction.  The transaction remains subject to the satisfaction of other customary closing conditions, including foreign regulatory approvals and approval by the stockholders of both Aon and Hewitt.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a) - (c)   Not applicable.

(d)           Exhibits:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release issued by Aon Corporation and Hewitt Associates, Inc. on August 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon Corporation

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President and Chief Counsel - Corporate

Date: August 24, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release issued by Aon Corporation and Hewitt Associates, Inc. on August 24, 2010.